UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2012

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 25, 2012, Mack-Cali Realty Corporation (the “Company”) issued a press release announcing that its operating partnership, Mack-Cali Realty, L.P. (the “Operating Partnership”), will redeem for cash (i) all $94,914,000 principal amount of the Operating Partnership's 6.15% Notes due December 15, 2012 (the “2002 Notes”) and (ii) all $26,105,000 principal amount of the Operating Partnership's 5.82% Notes due March 15, 2013 (the “2003 Notes” and, together with the 2002 Notes, the “Notes”).  The Notes  shall be redeemed on May 25, 2012 (the “Redemption Date”).  The redemption price for the 2002 Notes, including a make-whole premium, will be 103.191672% of the principal amount of the 2002 Notes, plus any accrued and unpaid interest up to, but not including, the Redemption Date (the “2002 Note Redemption Price”).  The redemption price for the 2003 Notes, including a make-whole premium, will be 103.868592% of the principal amount of the 2003 Notes, plus any accrued and unpaid interest up to, but not including, the Redemption Date (the “2003 Note Redemption Price”).

 The Notes are to be surrendered to Wilmington Trust Company, as trustee and paying agent, in exchange for payment of the applicable redemption price.  Questions relating to, and requests for additional copies of, the notices of redemption for the Notes should be directed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn:  Corporate Trust Administration, (203) 453-4130.

Completion of the redemption of the 2002 Notes is subject to the payment by the Operating Partnership to Wilmington Trust Company, as trustee and paying agent, before 11:00 a.m. on May 24, 2012, of $100,537,660 as payment in full of the 2002 Note Redemption Price for all outstanding 2002 Notes, consisting of an aggregated $94,914,000 in principal, an aggregated make-whole premium of $3,029,344, and an aggregated sum of accrued and unpaid interest of $2,594,316.

Completion of the redemption of the 2003 Notes is subject to the payment by the Operating Partnership to Wilmington Trust Company, as trustee and paying agent, before 11:00 a.m. on May 24, 2012, of $27,410,318 as payment in full of the 2003 Note Redemption Price for all outstanding 2003 Notes, consisting of an aggregated $26,105,000 in principal, an aggregated make-whole premium of $1,009,896, and an aggregated sum of accrued and unpaid interest of $295,422.

A copy of the Company’s press release announcing the redemption of the Notes is filed herewith as Exhibit 99.1.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.             Description

99.1	Press release of Mack-Cali Realty Corporation dated April 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       MACK-CALI REALTY CORPORATION

Dated:  April 25, 2012                                                      By:  /s/ Barry Lefkowitz
   Barry Lefkowitz
   Executive Vice President and
   Chief Financial Officer

MACK-CALI REALTY, L.P.

By:           Mack-Cali Realty Corporation,
   its general partner

Dated:  April 25, 2012                                                      By:  /s/ Barry Lefkowitz
   Barry Lefkowitz
   Executive Vice President and
   Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Description

99.1	Press release of Mack-Cali Realty Corporation dated April 25, 2012.